Exhibit 99.1

Pharsight Corporation Investor Presentation

June 2005

Shawn O’Connor President & CEO

Cynthia Stephens

SVP & Chief Financial Officer

Forward-Looking Statements

This press release includes forward-looking statements, including statements regarding our financial model, growth opportunities and strategic investments, our market position, the demand and market opportunity for our products and services, financial and product developments or performance, expected benefits to customers from the use of our products, our customer base and our expectations for revenue, net cash flow, gross margin and net income for the fiscal year ending March 31, 2006. These forward-looking statements involve risks and uncertainties, and factors that could cause actual results to differ materially include the following: uncertainties involved in pharmaceutical drug development, changes in government regulation of the pharmaceutical industry, changes in the demand for our products and services, changes in our research and development focus or operating strategies, the failure to develop new products and services or to keep pace with technological changes, the failure of the market for our products and services to develop as expected, or for new customers beyond large pharmaceutical customers, who form a large component of our client base, to adopt our solutions, and the failure of our products and services to meet customers’ expectations. Actual releases of future versions of our software, including any new features and/or functionality that may be included therein, will be on a when-and-if available basis only, and whether any new version will actually be made available remains at the sole discretion of Pharsight.

Pharsight is under no obligation whatsoever to release any new versions of its software at any time. Further information on potential factors that could affect actual results is included in Pharsight’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on June 29, 2005. All forward-looking statements are based on information available to Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise

Copyright © 2005 Pharsight Corporation. All rights reserved.

Profile

Background

– Founded 1995; IPO August 2000

– Headquarters—Mountain View, CA

Satellite office—Cary, North Carolina

– Headcount—approx 90

US, Europe, Australia

– OTCBB: PHST

Recent Financial Turnaround

– 6 consecutive quarters of net income

– First full year of profitability in FY2005

– 2 consecutive years of revenue growth > 25%

– Positive annual cash flow for FY2005

Copyright © 2005 Pharsight Corporation. All rights reserved.

Pharsight Enables Strategic Decision Making in Clinical Drug Development

Market-leading software improves the value and availability of clinical pharmacology data for PK/PD modeling, analysis and reporting, PK data repositories, and clinical trial simulation

– Decisions are faster, more reliable and more robust

Strategic consulting based on quantitative, predictive models improves the quality, visibility, and therefore the value of critical drug development decisions

– Decisions explicitly account for the interaction of treatment, patient population, endpoint, risk, cost and benefit

– Decisions can create better trials, better portfolios and ultimately higher market value

Copyright © 2005 Pharsight Corporation. All rights reserved.

Executive Team

Shawn O’Connor President & Chief Executive Officer QRS, Diasonics Ultrasound, Peat Marwick

Cynthia Stephens SVP & Chief Financial Officer Rainmaker Systems, Calico, Quiver, Infoseek/The Walt Disney Company

James Hayden SVP Global Sales Accelrys, Bio-Rad Laboratories, Raytheon

Mark Hovde SVP Marketing Hovde Associates, Fast Track Systems, DataEdge

Mona Sowiski SVP Drug Development Consulting Services Mitchell Madison Consulting, CSC/APM Healthcare, Stanford, Pitt

Daniel Weiner, PhD SVP Software Products IVAX, Merrell Dow, Syntex, Quintiles

William Gillespie, PhD VP & Lead Scientist, Consulting Services, East Coast GloboMax, FDA (CDER), Univ. of Texas at Austin-College of Pharmacy

Greg Lee, PhD VP Research & Development Sunrise Test Systems, Weitek, Schlumberger

Nancy Risch VP Global Sales BBN Corporation, Interleaf, GE, Wang

Russ Wada, PhD VP Consulting Services, West Coast and Japan Stanford, MiniMed Infusion Systems, Hughes Aircraft, TRW

Rene Bruno, PhD Managing Director, Consulting Services, Europe Genentech, Rhone-Poulenc Rorer, Syntex

Copyright © 2005 Pharsight Corporation. All rights reserved.

Our Market Opportunity:

Drug Development Cost and Timeline

Research $25 Billion1

High throughput screening Combinatorial chemistry Genomics Rational drug design

Clinical Development $48 Billion1

Long, risky and complex process

Of 5,000 screened compounds, 250 enter preclinical testing, 5 enter clinical testing, 1 is approved by FDA2

Avg cost to develop new drug $802M2 – $1.7B3

Only 3 out of 10 drugs produce revenues that match or exceed R&D costs2

Significant Productivity Increase and Investment

Productivity Continues To Decline

1	2002 Estimated Global Pharma and Biotech R&D Spending by Category: BioPharm International, March 2003
2	PhRMA 2003 Industry Profile, March 2003
3	Bain & Co, December 2003

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Our Market Opportunity:

Development Expenditure Estimates

2003 – 2008 CAGR

Branded Pharma 8.6%

Generics 22.6%

Biotech 2.7%

Total Pharma 11.0%

$80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0 $            in Millions

2003 2004 2005 2006 2007 2008

Branded Pharma

Generics

Biotech

Development Expenditure by Segment & Product Development Phase: Jefferies & Company—Jefferies Pharmaceutical Services Quarterly Preview – January 19, 2005

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Our Market Opportunity: Increasing Drug Failure Rates

Decreasing FDA Approval Rates

–

Chance of drug successfully reaching FDA approval from Phase I has rapidly decreased

Today = 8% approval rate1

25 Years Ago = 14% approval rate1

Impact of Shifting Failure Rates to Earlier Phases

– Shifting 5% of failures from Phase III to Phase I = $20M reduction in drug development costs1

– Improving ability to predict failure by 10% before beginning clinical trials

= $ 100M reduction in drug development costs1

1 Pacific Research Institute – Peter J. Pitts, Challenges and Opportunities in Health Care, Financial Times Global Pharmaceutical Conference, October 18-19, 2004

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Return on Investment Example

Sanofi-Aventis

Aventis turned to a computer model from … Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “we stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.” Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials. “We were able to switch to another project with a greater chance of success.”

Frank Douglas, former Aventis Chief Scientific Officer and Executive VP of Drug Innovation & Approval

Forbes ASAP, 10/7/02

Faster failure Higher productivity

Copyright © 2005 Pharsight Corporation. All rights reserved.

Return on Investment Example

Pfizer

“Within 2 years of (implementing Pharsight’s WinNonlin automation and other measures) the two people conducting the routine pharmacokinetic studies had completed 45 studies in 1 year.” (previous staff of 19 for the same work) “The cycle time to issue final reports decreased from 16 months on average to less than 3 months.”

Richard Lalonde, PharmD, Executive Director, Department of Clinical Pharmacokinetics and Pharmacodynamics, Pfizer Global Research and Development, Ann Arbor, Mich. et al,, from the

International Journal of Pharmaceutical Medicine 18 (1): 13-17

Higher productivity Faster cycle times

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Software Products

Overview of Key Software Offerings

Pharsight

- **Desktop Software Products**
  - **WinNonlin® ("WNL™")**
    - Industry Standard for Pharmacokinetic ("PK"), Pharmacodynamic ("PD") Modeling and Non Compartmental Analysis
  - **Trial Simulator™ ("TS2™")**
    - Computer Assisted Clinical Trial Design & Simulation
  - **WinNonMix® ("WNM™")**
    - Population Pharmacokinetic Modeling & Simulation



- **Pharsight® Knowledgebase Server™ ("PKS™")**
  - Enterprise Data Management Systems for Secure Storage and Management of PK/PD Data

- **Drug Model Explorer™ ("DMX™")**
  - Software-Based Communication Technology, Designed to Facilitate Quantitative Decision-Making in Drug Development



Copyright © 2005 Pharsight Corporation. All rights reserved.

12

Key Software Offerings WinNonlin® (“WNL™”)

Industry Standard for Pharmacokinetic (“PK”), Pharmacodynamic (“PD”) Modeling and Non Compartmental Analysis

Key Benefits

–	Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions
–	Increases productivity in modeling, analysis and reporting activities

Potential Growth Drivers

–	Maintain market share under current subscription model via renewals
–	Provide upgrade path to support incremental new revenue opportunity

Sales Model

–	Subscription license model
–	Low-cost inside sales force
–	Distributor in Asia

ASP = $5,000

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Key Software Offerings Trial Simulator™ 2.0 (“TS2™”)

State-of-the-Art Clinical Trial Design & Simulation Software

Market Opportunity

–	Total opportunity estimated by Pharsight at approx $29 million

25% market share = $7 million 50% market share = $15 million 75% market share = $22 million

Key Benefits

–	Minimize risk of trial design
–	Formalize assumptions
–	Quantify uncertainty
–	Reduce cost of clinical trials and drug development time-to-market

Growth Drivers

–	Increase potential interoperability with other Pharsight tools

Sales Model

–	Subscription license model
–	Low-cost inside sales force
–	Distributor in Asia

ASP = $16,000

Copyright © 2005 Pharsight Corporation. All rights reserved.

Key Software Offerings WinNonMix® (“WNM™”)

Nonlinear Mixed Effects (Population) Analysis Software Application

Key Benefits

– Extensive built-in library of PK, PD and PK-PD models

– NONMEM data import wizard

– Built-in report-ready graphics capability

– Estimation algorithms for sparse and for rich data sets

– Maximum likelihood or restricted maximum likelihood

Growth Drivers

– Increase interoperability with other Pharsight tools

– Provide upgrade path, expanded utility

Sales Model

– Subscription license model

– Low-cost inside sales force

– Distributor in Asia

ASP = $7,000

Copyright © 2005 Pharsight Corporation. All rights reserved.

Key Software Offerings

Pharsight® Knowledgebase Server™ (“PKS™”)

Enterprise Data Management Systems for Secure Storage and Management of PK/PD

Data

Market Opportunity

–	Total opportunity estimated by Pharsight at approx $187 million

25% market share = $47 million 50% market share = $94 million 75% market share = $140 million

Key Benefits

–	Dramatically improves data management and data access
–	Increases productivity in analysis and reporting tasks
–	Supports compliance with FDA requirements for electronic records and signature, CFR 21 part 11

Potential Growth Drivers

–	Installed base of current large pharma clients – expand seat count within current clients
–	Optimize adoption pattern of industry
–	Provide upgrade path, expanded utility

Sales Model

–	Subscription and perpetual license model
–	Software license plus services
–	Direct sales force

ASP = $10,000 per seat

Copyright © 2005 Pharsight Corporation. All rights reserved.

Key Software Offerings

Drug Model Explorer™ (“DMX™”)

Software-Based Communication Technology, Designed to Facilitate Quantitative Decision-Making in Drug Development

Market Opportunity

– Total opportunity estimated by Pharsight at approx $33 million

25% market share = $8 million 50% market share = $17 million 75% market share = $25 million

Key Benefits

– Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties

– Enables more flexible scenarios & generates views of program data from underlying model outputs & simulated responses over defined problem-space

Potential Growth Drivers

– Expand client base of early adopters

– Expand utility and footprint of application

– Increase interoperability with other Pharsight tools

– Bundling with strategic consulting services

Sales Model

– Subscription and perpetual license model

Copyright © 2005 Pharsight Corporation. All rights reserved.

Software Products Market Acceptance1

Over 1,000 customers as of June 30, 2005

All Top 50 Pharma2 license at least one of our software products

Our software applications are licensed for use on more than 3,500 desktops in industry, more than 3,300 desktops in academia

3 of the Top 50 Pharma2 are DMXTM customers

9 of the Top 50 Pharma2 are PKSTM customers

– 13 active PKSTM customers

– Over 500 active seats

1 As of June 30, 2005

2 Pharma Exec 50: Pharmaceutical Executive, May 2005

Copyright © 2005 Pharsight Corporation. All rights reserved.

Strategic Consulting Services

Strategic Consulting Services

Formal, quantitative, model-based decision-making method

Increases drug development productivity Decreases late stage attrition Decreases time-to-market Reduces financial investment Improves clinical quality and commercial performance of final product

Copyright © 2005 Pharsight Corporation. All rights reserved.

Quantitative Modeling Supports Both Trial-and Program-Level Decisions

Animal PK Data

Human PK Data

Treatment, Exposure

Patient

Endpoints

Trial Outcomes

Market Acceptance

Drug and Patient Models

Optimize treatment regimens and patient populations for the market and for a trial Compare probable safety and efficacy of new drug to competitors

Trial Models

Match trial design to the purpose of the trial Optimize design via clinical trial simulations

Market Models

Choose the decision path with greatest economic return

– Treatment regimen(s)

– Trial design

– Development program

Copyright © 2005 Pharsight Corporation. All rights reserved.

Strategic Consulting Services Potential Growth Drivers

Industry Factors

– Increased acceptance of modeling and simulation as alternative to clinical trial results in Pharma’s development cycle

– FDA Critical Path Initiative

Internal Factors

– Expanding scope and increasing efficiency of consulting engagements

– Expanded service offering

– Continuing recruitment of best & brightest in the scientific community

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Strategic Consulting Services Market Penetration – Current Clients1

Top 10 Pharma2

50% Market Penetration

Current Clients

Market Opportunity

Top 50 Pharma2

26% Market Penetration

Current Clients

Market Opportunity

1	June 30, 2005
2	Pharma Exec 50: Pharmaceutical Executive, May 2004

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Strategic Consulting Services Market Acceptance

Over 25 active clients during fiscal year ended March 31, 2005

– 13 of the Top 50 Pharma are active consulting clients as of June 30, 2005

Over 119 projects engaged during Fiscal Year 2005

Typical workplans range from several weeks to annual engagements, and vary in size from $12K to over $3M1

1 As of March 31, 2005

2 Pharma Exec 50: Pharmaceutical Executive, May 2004

Copyright © 2005 Pharsight Corporation. All rights reserved.

Financial Overview

FY05 Accomplishments FY06 Objectives

Fiscal Year 2005 Results

Continued revenue growth

Y-Y revenue growth of 27%

2nd consecutive year of 25%+ growth

Profitability

Net income of $2.7 million, or 12% of revenues

Profitability in both business units

Achieved positive annual net cash flow

Additional new product development

DMX Web Server

Trial Simulator upgrade

Fiscal Year 2006 Objectives

Continued revenue growth

Q1 FY06 Y/Y revenue growth of 13%

Profitability

Q1 FY06 net income of $0.3 million, or 4% of revenues

Expansion of market footprint

Continued expansion of software and strategic consulting customer base in Q1 FY06

Additional new product development

PKS 3.0 released

WNL 5.0 released

Copyright © 2005 Pharsight Corporation. All rights reserved.

Summary Statement of Operations—Y/Y Q1 FY2006

(‘000s except per share data)

Q1 FY06 Q1 FY05

Revenues $ 5,694 $ 5,034

Cost of revenues 1,887 1,844

Gross profit 3,807 3,190

Operating expenses 3,520 3,056

Income from operations 287 134

Net income 254 94

Net income (loss) attributable to

common stockholders 109 (81)

EPS (common), basic $ 0.01 $ -

EPS (common), diluted $ - $ -

WASO—basic 19,345 19,058

WASO—diluted 22,043 19,058

Copyright © 2005 Pharsight Corporation. All rights reserved.

Summary Operating Results – Software Products Q1 FY06

(‘000s)

Q1 FY06 Q1 FY05

OPERATING RESULTS $ % $ %

Revenues

Initial license $ 884 35% $ 894 34%

Renewal license 1,160 47% 1,182 44%

Maintenance 191 8% 43 2%

Services 255 10% 529 20%

Total 2,490 100% 2,648 100%

Gross profit 2,095 84% 2,241 85%

Income (loss) from operations (85) -3% 214 8%

PRODUCT LINE REVENUES $ % $ %

Desktop products $ 1,566 63% $ 1,494 56%

PKS 495 20% 450 17%

DMX 174 7% 175 6%

Services 255 10% 529 21%

Total $ 2,490 100% $ 2,648 100%

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Summary Operating Results – Strategic Consulting Q1 FY06

(‘000s)

Q1 FY06 Q1 FY05

OPERATING RESULTS

Revenues $ 3,204 100% $ 2,386 100%

Gross profit 1,712 53% 949 40%

Income (loss) from operations 372 12% (80) -3%

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Quarterly Revenues

(‘000s) $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0

Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05 Q1 FY06

Strategic Consulting

Software Products

Copyright © 2005 Pharsight Corporation. All rights reserved.

Quarterly Gross Profit

(Percentage of Segment Revenues)

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05 Q1 FY06

Strategic Consulting

Software Products

Copyright © 2005 Pharsight Corporation. All rights reserved.

Continued Profitability

(‘000s)

Profitability achieved Q4 FY04 $6,500 $6,000 $5,500 $5,000 $4,500 $4,000 $3,500

Q1 FY04 Q2 FY04 Q3 FY04 Q4 FY04 Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05 Q1 FY06

Revenues

Costs & Expenses

Copyright © 2005 Pharsight Corporation. All rights reserved.

Quarterly Operating Income

(000s) $1,500 $1,000 $500 $0

Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05 Q1 FY06

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Quarterly Operating Cash Flow

(‘000s) $2,000 $1,500 $1,000 $500 $0

-$500 $1,000 $1,500

Q1 FY05 Q2 FY05 Q3 FY05 Q4 FY05 Q1 FY06

Copyright © 2005 Pharsight Corporation. All rights reserved.

Summary Balance Sheet June 30, 2005

(‘000s) June 30, 2005 March 31, 2005

ASSETS

Cash & Cash Equivalents $ 9,035 $ 10,579

Accounts Receivable, Net 4,723 4,809

Total Current Assets 14,397 15,982

Total Assets 15,554 16,822

LIABILITIES & STOCKHOLDERS’ DEFICIT

A/P & Accrued Expenses $ 2,878 $ 3,497

Deferred Revenue—Short Term 6,652 7,178

Notes Payable & Capital Leases 1,975 1,975

Total Current Liabilities 11,505 12,650

Deferred Revenue—Long Term 108 126

Notes Payable—Long Term 167 410

Redeemable Conv Pref Stock 6,266 6,266

Stockholders Deficit (2,492) (2,630)

Total Liabilities & S/H Deficit 15,554 16,822

Copyright © 2005 Pharsight Corporation. All rights reserved.

Equity Structure

(All share data as of June 30, 2005)

Common Shares O/S: 19.4 million Preferred Shares O/S: 1.9 million

– Series A 1.8 million / Series B 0.1 million

Common Equivalent Shares (as converted): 28.6 million PIPE Financing 6/02 and 9/02 = $7.5M

– 1.8 million Units = 1 share Series A redeemable convertible stock + 1 warrant

– Preferred conversion ratio 1:4

– Warrants exercisable for 1 share common @ $1.15

– Dividend rights: 8%/annum cash or Series B shares

– Conversion:

• Automatically upon consent of 75% of preferred holders, or

• Upon close of public offering of at least $3.006 per share and proceeds of $40M

– Redemption:

• At election of at least 75% of preferred holders (or at Pharsight’s option) after 5th anniversary of initial issuance at $4.008 per share (June 2007)

Copyright © 2005 Pharsight Corporation. All rights reserved.

Summary

Current Pharma Market Trends Look Favorable…

Increasing Mindshare for Quantitative-Based Modeling & Simulation… Continuing Pharsight Investment in Sales, Marketing & Product Development… Financially Stable & Healthy Business Model…

All Support Our Drive Towards Expansion of Pharsight’s Market Footprint & Sustainable Growth and Profitability

Copyright © 2005 Pharsight Corporation. All rights reserved.

Notices

Proprietary Notice

All contents Copyright ©2005 Pharsight Corporation. All rights reserved. The copyright for this document is owned by Pharsight Corporation.

No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation. WinNonlin®, WinNonMix® and Pharsight® are registered trademarks of Pharsight Corporation. Pharsight Knowledgebase ServerTM, PKSTM, PKS ReporterTM, Drug Model ExplorerTM, DMXTM, Trial SimulatorTM?and TS2TM?are trademarks of Pharsight Corporation.

All other brand and product names are trademarks or registered trademarks of their respective holders.

Copyright © 2005 Pharsight Corporation. All rights reserved.